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                                                                    EXHIBIT 99.2



Warrant No.

THESE WARRANTS AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE OF THESE WARRANTS (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

January 10, 2001


                               VESTIN GROUP, INC.

               Warrants for the Purchase of Shares of Common Stock

        FOR VALUE RECEIVED, Vestin Group, Inc., a Delaware corporation (the "Company"), hereby certifies that Planned Licensing, Inc., a Nevada corporation, or its assigns which is limited to Joseph W. Namath (or his immediate family or heirs), James C. Walsh (or his immediate family or heirs) and/or an entity with the same owners as the owners of Holder, as set forth in that certain license agreement by and between the parties hereto of even date herewith (the "License Agreement")(the "Holder") is entitled, subject to the provisions contained herein, to purchase from the Company Eight Hundred Thousand (800,000) duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as defined below), subject to adjustment as provided herein, at an exercise price per share of Common Stock (the "Exercise Price") of $0.01.

        The term "Common Stock" means the Common Stock, par value $.0001 per share, of the Company as constituted on the date hereof. The number of shares of Common Stock to be received upon the exercise of these Warrants may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other securities that may be issued by the Company in addition to, or in substitution for the Warrant Stock. The term "Person" means an individual, a corporation, an association, a partnership, a business, joint-stock company, a trust, any unincorporated organization, a governmental or political subdivision thereof or a governmental agency.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft destruction or mutilation of these Warrants, and (in the case of loss, theft or destruction) of



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reasonably satisfactory indemnification, and upon surrender and cancellation of these Warrants, if mutilated, the Company shall execute and deliver new Warrants of like tenor and date. Any such new Warrants, upon execution and delivery, shall constitute an additional contractual obligation on the part of the Company, whether or not these Warrants so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

        The Holder agrees with the Company that these Warrants are issued, and all the rights hereunder shall be held, subject to all the conditions, limitations and provisions set forth herein, including the following:

        1. Exercise of Warrants.

        1.1 Cash Exercise. These Warrants may be exercised, in whole or in part, at any time, or from time to time during the period commencing on the date this Warrant is executed and expiring on the earlier of January 9, 2011 or the date the License Agreement terminates as provided for in the License Agreement (the "Exercise Period"). This Warrant may be exercised by presentation and surrender of these Warrants to the Company at its principal office (which on the date hereof is 2901 El Camino Ave., Suite 206, Las Vegas, Nevada 89102), with the Warrant Exercise Form attached hereto (or a reasonable facsimile thereof) duly executed and accompanied by payment (either in cash or by certified or official bank check or checks, or by a combination of such methods payable to the order of the Company) of the Exercise Price for the number of shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of Warrant Shares issuable to holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly, fully paid and non-assessable shares of Warrant Stock (or Other Securities) determined as provided herein.

        1.2 Net Exercise. At any such time when the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or included for trading on the Nasdaq National or Small-Cap Markets ("Nasdaq"), in lieu of exercising these Warrants pursuant to Section 1.1 above, the Holder may during the Exercise Period elect to receive shares equal to the value of these Warrants (or the portion thereof being canceled) by presentation and surrender of these Warrants to the Company at its principal office with the Warrant Exercise Form attached hereto (or a reasonable facsimile thereof) duly executed together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Common Stock computed using the following formula:

                          Y(A-B)
                      X = ------
                            A

                      where

                      X = the number of shares of Common Stock to be issued to
                          Holder.

                      Y = the number of shares of Common Stock purchasable under these Warrants (at the date of such calculation).


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                      A = the fair market value of the one share of the
                          Company's Common Stock (at the date of such calculation).

                      B = Exercise Price (as adjusted to the date of such
                          calculation).

For purposes of these Warrants, the "fair market value" of a share of Common Stock, provided the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or included for trading on Nasdaq, shall be the average of the closing price or the last reported sale price of the Common Stock on such exchange or Nasdaq for the ten (10) trading days immediately prior to the date of exercise of these Warrants.

        1.3 Partial Exercise. If these Warrants are exercised in part only, the Company shall, upon surrender of these Warrants for cancellation, execute and deliver new Warrants evidencing the rights of the Holder thereof to purchase the balance of Warrant Stock (and Other Securities) purchasable hereunder.

        1.4 Issuance of Warrant Stock. Upon receipt by the Company of these Warrants, together with the Exercise Price, at its office, or by the Company's stock transfer agent at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Stock (and Other Securities) issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Warrant Stock (or Other Securities) shall not then be actually delivered to the Holder. As soon as practicable after each exercise from time to time of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct a certificate or certificates for the number of duly authorized, validly issued, fully paid and non-assessable shares of Warrant Stock (or Other Securities) to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional shares to which such Holder would otherwise be entitled, cash as provided herein, and the Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Stock (and Other Securities) upon exercise of these Warrants.

        2. Reservation of Shares and Other Securities. The Company will at all times reserve and keep available for issuance and delivery upon exercise of these Warrants, all shares of Warrant Stock and Other Securities from time to time receivable upon exercise of all Warrants at the time outstanding. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights.

        3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of these Warrants, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share in lieu of each fraction of a share otherwise issuable upon any exercise of these Warrants, as determined by the Board of Directors in its reasonable discretion.



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        4. Registration Rights. The Company agrees that, if the Warrant Stock may not be sold pursuant to Rule 144 under the Securities Act, upon the request of the Holder, it will file on behalf of Holder with the Securities and Exchange Commission, a registration statement on Form S-3 (or a comparable short form registration statement) within 90 days following Holder's exercise of not less all of the Warrants, providing for the registration under the Securities Act of the sale by the Holder of the Warrant Stock or Other Securities acquired by Holder upon exercise of the Warrants. Notwithstanding the foregoing, the Company may defer the filing of such registration statement on behalf of Holder for a period not exceeding 120 days if the President of the Company certifies to the Holder that the filing of the registration statement on behalf of the Holder could reasonably be anticipated to have a material adverse effect upon the Company or the market for the Company's securities. The Company shall bear the expenses of preparing and filing the S-3 registration statement, except that the Holder shall bear the cost of any underwriter engaged by the Holder to assist it in selling the Warrant Stock or any legal counsel engaged by the Holder to assist it in preparation of the registration statement. If and when Holder requests the Company to prepare a registration statement pursuant to this
Section 4, the Company and Holder shall enter into an Indemnification Agreement containing such terms and conditions as are customary for a transaction of this nature.

        5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed herein. Nothing contained in this Warrant shall be construed as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

        6. Anti-Dilution Provisions.

        6.1 Adjustment for Recapitalization. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of these Warrants) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock (or Other Securities) subject to these Warrants immediately prior to such subdivision shall be proportionately increased and the Exercise Price per share shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock (or Other Securities) by recapitalization, reclassification, reverse stock split or combination thereof, the number of shares of Common Stock (or Other Securities) subject to these Warrants immediately prior to such combination shall be proportionately decreased and the Exercise Price per share shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or, if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment shall be the record date therefor.

        6.2 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable upon the exercise of these Warrants, the Company at its expenses will promptly compute such adjustment in accordance with the terms of



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these Warrants and prepare a certificate executed by an executive officer of the
Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

        6.3 Notices of Record Date, Etc. In case the Company shall take a record of the Holders of its Common Stock (or Other Securities at the time receivable upon the exercise of these Warrants) for the purpose of:

        (a) entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right;

        (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another Person, or any conveyance of all or substantially all of the assets of the Company to another Person;

        (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company then, and in each such case, the Company shall mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, to be fixed, as to which the Holders of record of Warrant Stock or such Other Securities at the time receivable upon the exercise of these Warrants) shall be entitled to exchange their shares of Warrant Stock (or such Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed, to the extent practicable, at least 20 days prior to the date therein specified and these Warrants may be exercised prior to said date during the term of these Warrants.

        7. Restrictions on Transfer of Warrants, Warrant Stock and Other Securities; Registration. The Warrant Stock and Other Securities may not be sold, transferred or otherwise disposed of unless registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws or pursuant to Rule 144 if available or other applicable exemptions from such registration requirements, provided that the seller delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption.

        8. Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of these Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD,



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        TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE
        SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS (INCLUDING RULE 144 UNDER THE SECURITIES ACT), PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        9. Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock are being acquired for investment purposes and not with a view to distribution and that he, she or it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder hereof shall confirm in writing, as set forth in the Warrant Exercise Form, that the shares of Common Stock so purchased will not be sold or transferred except under circumstances which would not constitute a violation of the Securities Act or any applicable state securities laws.

        10. Transferability of Warrant. This Warrant may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Warrant may be transferred without the prior written consent of the Company in accordance with the License Agreement and as set forth in this Agreement.

        11. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice in writing hereunder, provided that the exercise of any Warrant shall be effective in the manner provided that the exercise of any Warrant shall be effective in the manner provided herein.

        13. Applicable Law. These Warrants shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving affect to conflicts of law principles.

        14. Miscellaneous. This Warrant and the License Agreement contain the entire agreement of the parties hereto and this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.



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        IN WITNESS WHEREOF, the Company has caused these Warrants to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of January 10, 2001.



                                           By
                                             -----------------------------------
                                           Name:
                                           Title:


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                              WARRANT EXERCISE FORM


To:     VESTIN GROUP, INC.

        (1) The undersigned hereby irrevocably elects to exercise Warrants for and purchases thereunder _______ shares of Common Stock of Vestin Group, Inc., a Delaware corporation, pursuant to the terms of (i) Section 1.1 of the attached Warrant, and tenders herewith payment of $_________ in full satisfaction of the purchase price for such shares or (ii) Section 1.2 of the attached Warrant.

        (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

        (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.

        (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below.



                                            -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Signature, if jointly held


                                            -----------------------------------
                                            Date


                       INSTRUCTIONS FOR ISSUANCE OF STOCK
              (if other than to the Holder of the within Warrants)

Name
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                      (Please typewrite or print in block letters.)

Address
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Social Security or Taxpayer Identification Number
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